                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                      FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          Date of Report: May 22, 2001

                            THE QUIZNO'S CORPORATION
             (Exact name of registrant as specified in its charter)

         Colorado                               000-23174                       84-1169286
(State or other jurisdiction                  (Commission                     (IRS Employer
    of incorporation)                       Identification No.)                File Number)

                   1415 Larimer Street, Denver, Colorado 80202
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (720) 359-3300

                                      None
          (Former name or former address, if changes since last report)

 Item 5. Other Events. Press Release, dated May 22, 2001 Announcing Proposed
                        Second-Step Follow-on to Last Year's Tender Offer

Exhibits

Exhibit 99.1    Copy of above press release.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                               THE QUIZNO'S CORPORATION

Date:  May 22, 2001                        By: /s/John L. Gallivan
                                                  John L. Gallivan
                                                  Chief Financial Officer